

WEC Energy Group

Focused on Performance

Investor Update: **August**

One of America's Most Responsible Companies for 2020
WEC Energy Group
Newsweek

Most Reliable Utility in the Midwest
We Energies
PA Consulting

Outstanding Midsize Utility
Wisconsin Public Service
PA Consulting

Best in the U.S. in Large Customer Satisfaction (Top 2 Box)
WEC Energy Group
JD Power

Cautionary Statement Regarding Forward-Looking Information

Much of the information contained in this presentation is forward-looking information based upon management's current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information.

Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company's ability to continue to successfully integrate the operations of its subsidiaries; the impact of the COVID-19 pandemic; availability of the company's generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company's and its subsidiaries' ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company's energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in WEC Energy Group's Form 10-K for the year ended December 31, 2019, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

Although we have estimated the economic impacts of the COVID-19 pandemic on our business and have factored such impacts into our projections, the extent to which the COVID-19 pandemic may affect us depends on factors beyond our knowledge or control. Therefore, the ultimate impact of the COVID-19 pandemic on our business plans and operations, liquidity, financial condition and results of operations could vary from our current projections.

WEC Energy Group

Company Statistics

- **$30.0** billion market cap*
- **1.6** million electric customers
- **2.9** million natural gas customers
- **60%** ownership of American Transmission Company
- **70,600** miles of electric distribution
- **49,500** miles of gas distribution
- **$35.0** billion of assets
- **9th** largest natural gas distribution utility in U.S. based on customers
- **10th** largest publicly traded utility in U.S. measured by market value*

* As of July 31, 2020



WPS
UPPER MICHIGAN ENERGY RESOURCES
we
MINNESOTA ENERGY RESOURCES
PEOPLES GAS
NORTH SHORE GAS
MICHIGAN GAS UTILITIES

WEC Energy Group

"Delivering reliable, affordable energy to our customers. Reducing greenhouse gas emissions. Building and maintaining safe, resilient infrastructure. These imperatives continue to drive our decision-making, and the results are clear."

- Gale Klappa, WEC Energy Group Executive Chairman

2019 Best CEO – Electricity and Natural Gas Industry
Gale Klappa

Business Worldwide Magazine

Office of the Chair

"Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company's growth, development and service to our customers."

- **Gale Klappa**, Executive Chairman





Scott Lauber
Senior Executive Vice President and Chief Operating Officer



Kevin Fletcher
President and CEO



Xia Liu
Executive Vice President and Chief Financial Officer

WEC Energy Group

A Decade of EPS Growth



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
8.5% CAGR
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
GAAP
Adjusted

WEC Energy Group

Proven Track Record of Performance



The only utility to beat guidance every year for 16 years running

EPS Guidance		
2019	***Exceeded***	✓
2018	***Exceeded***	✓
2017	***Exceeded***	✓
2016	***Exceeded***	✓
2015	***Exceeded***	✓
2014	***Exceeded***	✓
2013	***Exceeded***	✓
2012	***Exceeded***	✓
2011	***Exceeded***	✓
2010	***Exceeded***	✓
2009	***Exceeded***	✓
2008	***Exceeded***	✓
2007	***Exceeded***	✓
2006	***Exceeded***	✓
2005	***Exceeded***	✓
2004	***Exceeded***	✓

WEC Energy Group

Solid Dividend Growth Continues

In January, raised the dividend by **7.2%** to a new annual rate of **$2.53** per share

Targeting dividend payout of **65-70%** of earnings

Projecting dividend growth in line with earnings growth



Annualized Dividends Per Share
$0.80
$1.04
$1.20
$1.445
$1.56
$1.83*
$1.98
$2.08
$2.21
$2.36
$2.53**
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

*Annualized based on 4th quarter 2015 dividend of $0.4575
**Annualized based on 1st quarter 2020 dividend of $0.6325

What’s New?



Positive indicators

Well Positioned for the Year

Q3 2020 Guidance: 74 to 76 cents per share

- **July weather and sales - better than projected**
- **Disciplined expense reductions in place**
- **Continue to project long-term EPS growth rate of 5-7%**

- Reaffirming annual guidance
- $3.71 - $3.75 per share
- Expectation of hitting top end of range

Facing Unprecedented Circumstances From a Position of Strength

- **Strong balance sheet**
- **$1.9 billion of liquidity as of July 31, 2020**
- **Executable capital plan with no need to issue additional equity**
- **No open rate cases**
- **Recovery mechanisms for bad debt in place**
- **Pension well-funded as of Dec. 31, 2019**
    - 101% for qualified plans

COVID-19 Regulatory Actions

Type	Wisconsin	Illinois	Michigan	Minnesota
Incremental Bad Debt / Uncollectibles	Res. – Escrow C&I – Defer	Existing Rider	Defer	Defer
Incremental O&M	Defer	Special Use Rider	Track*	Defer
Foregone Late Payment Fees	Defer	Special Use Rider	Track*	Defer
Carry Cost on Deferrals	Short-Term Debt Rate	No	Track*	No
Dockets	5-AF-105 5-UI-120	20-0309	U-20757	20-427

*Commission has allowed tracking of these costs and for utilities to seek recovery in their next rate case

Electric Sales Volume Assumptions


Actual Sales
Adjusted Sales Forecast 5/4/2020
8.0%
3.0%
-2.0%
-7.0%
-12.0%
-17.0%
-22.0%
+4%
-8%
-18%
Residential
Small C&I
Large C&I*
+0.5%
-3%
-7%
Second Quarter 2020
Third Quarter 2020
Fourth Quarter 2020

We are forecasting total retail electric volumes* to decrease by approximately 4% for the remaining six months of 2020, compared to our original weather-normalized forecast.

**Excludes iron ore mine*

New Carbon Reduction Goals – Electric Generation

Achieved and anticipated CO_2 reductions (net mass)



Baseline
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
2005
2019
2030
2050

Reduction goals:

70%
below 2005 levels by 2030

Net carbon neutral
by 2050

- In 2019, met and exceeded our 2030 goal of reducing carbon emissions from our power plants by 40% below 2005 levels.
- Retired 40% of our coal generation since 2014.

WEC Energy Group

Methane Reduction Goal



More than halfway towards our goal
0%
-10%
-20%
-30%
-40%
2011
2019
2030

Reduction Goal:*

30%

by the year 2030
from a 2011 baseline

*This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline.

WEC Energy Group

Infrastructure Investment

Tatanka Ridge Wind Farm

56 GE wind turbines with a capacity of ~155MW



- Under development. Located in Deuel County, South Dakota
- Expected total investment: $235 million for an 85% ownership interest and substantially all of the tax benefits
- Expected returns are higher than those in our regulated business
- Expected to qualify for 100% bonus depreciation
- Long-term offtake agreements with Google Energy and Dairyland Power Cooperative for 100% of the energy produced
- Projected in service date: Early 2021

WEC Energy Group

Infrastructure Portfolio Investments

- Returns projected to be higher than regulated business
- Expected to qualify for 100% bonus depreciation



Project	Investment	Offtake Agreement	Capacity
Upstream Wind Energy Center	$307M for 90% ownership	Affiliate of Allianz – 10-yrs	~200MW
Bishop Hill III Wind Energy Center	$166M for 90% ownership	WPPI Energy – 22-yrs	~132MW
Coyote Ridge Wind Farm	$145M for 80% ownership and 99% of tax benefits	Google Energy – 12-yrs	~97MW
Thunderhead Wind Energy Center*	$381M expected for 90% ownership	AT&T – 12-yrs	~300MW
Blooming Grove Wind Farm*	$389M expected for 90% ownership	Verizon and Saint-Gobain North America – 12-years	~250MW
Tatanka Ridge Wind Farm*	$235M expected for 85% ownership and 99% of tax benefits	Google Energy – 12 years Dairyland Power – 10 years	~155MW

*Blooming Grove is expected in-service at the end of 2020, and Thunderhead and Tatanka Ridge expected 2021

WEC Energy Group

Five-Year Capital Plan



2020-2024 Capital Plan *($ in billions)*


Total of $15.0 billion
Gas Distribution $5.7 38%
Technology $1.2 8%
ATC Investment* $1.3 9%
Electric Distribution $2.8 18%
Generation $2.2 15%
Remaining Infrastructure Projects $0.8 5%
Announced Infrastructure Projects $1.0 7%

* ATC is accounted for using the equity method; this represents WEC's portion of the investment

WEC Energy Group

Greater Opportunities in Natural Gas and Energy Infrastructure

Average Asset Base
12/31/2019

$21.4 billion

7% Growth

Projected Asset Base
12/31/2024

$30.2 billion



Gas Distribution* 33%
We Power 14%
Electric Generation and Distribution 38%
Transmission 13%

Infrastructure 2%



Gas Distribution* 37%
We Power 11%
Electric Generation and Distribution 35%
Transmission 11%

Infrastructure 6%

* Includes Bluewater Gas Storage

WEC Energy Group

New Liquefied Natural Gas (LNG) Facilities

Taking steps to maintain reliable and affordable service for our customers

These LNG facilities provide a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year



- We Energies is seeking approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin
- Total expected investment: $370 million
- If approved, construction is expected to begin summer of 2021
- Targeted in-service date: Late 2023

WEC Energy Group

Investing in Zero-Carbon Generation



- Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.
- Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.
- In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation.

Project	Utility	Location	Investment	Capacity*	Timing
Two Creeks Solar Project	WPS	Two Rivers, WI	$130M	100MW	Targeted in-service: December, 2020
Badger Hollow Solar Park	WPS	Iowa County, WI	$130M	100MW	Targeted in-service: April, 2021
Badger Hollow II Solar Park	WE	Iowa County, WI	$130M	100MW	Targeted in-service: December, 2022

*Madison Gas & Electric will own an additional 50 MW at each site

Regional Economy



Powering Industry Leaders in our Region

FOXCONN®

HARIBO

Milwaukee®

ULINE

amazon

FINCANTIERI
MARINETTE MARINE

Kroger®

FRESENIUS
KABI
caring for life

MOLSON Coors

NEXUS

KOMATSU

Key Takeaways for WEC Energy Group

- Track record of exceptional performance
- Portfolio of premium businesses
- Investment opportunities support 5-7% EPS growth with minimal impact on base rates
- 100% of capital allocated to regulated businesses or contracted renewables/gas storage
- Dividend growth projected to be in line with earnings growth
- No need to issue additional equity through forecast period
- Poised to deliver among the best risk-adjusted returns in the industry

Appendix

WEC Energy Group

- **Electric Generation**
  - We Power
  - We Energies
  - WPS
  - Upper Michigan Energy Resources
- **Electric Distribution**
  - We Energies
  - WPS
  - Upper Michigan Energy Resources
- **Natural Gas Distribution**
  - We Energies
  - WPS
  - Upper Michigan Energy Resources
  - Peoples Gas
  - North Shore Gas
  - Minnesota Energy Resources
  - Michigan Gas Utilities

- **Energy Infrastructure**
  - WEC Infrastructure LLC
  - Bluewater Gas Storage LLC
- **Electric Transmission**
  - 60% ownership
  - ATC American Transmission Company

Environmental, Social & Governance Focus

Carbon Goals	Met and exceeded our 2030 target in 2019. Set new goals to reduce carbon dioxide emissions from electric generation by 70% below 2005 levels by 2030 and to be net carbon neutral by 2050.
Methane Reduction Goal	Reduce the rate of methane emissions by 30% per mile from a 2011 baseline by 2030
15.7 million metric tons	Amount of combustion products for beneficial use provided over the past two decades
$0.9 billion	Planned utility renewable investments (2020-2024)
$1.8 billion	Planned investment in contracted energy infrastructure (2020-2024)
$20 million	Contributed by our companies and foundations to nonprofit organizations in 2019
42% diversity	Board of directors who are diverse based on gender and/or race
$282.6 million	Spent with certified minority-, women-, service disabled- and veteran-owned businesses in 2019
$124.4 million	Spent on energy efficiency and conservation in 2019

Focused on Efficiency

- Competitive excellence
- Productivity through technology
- Generation reshaping
- Delivering the future



Reducing Day to Day O&M
$1,342
$1,281
$1,234
$1,143
4.5%
3.7%
7.4%
2016
2017
2018
2019

Electric Residential Bills below National Average



National Average
Wisconsin Electric
Wisconsin Public Service
$1,264
$1,200
$955
$1,313
$1,185
$943
2013
2019
National average
up 4% (from 2013-2019)
WEPCO & WPS
down 1%

Source: SNL data for average annual residential bills

108 GE wind turbines with a capacity of ~300MW



Infrastructure Investment

Thunderhead Wind Energy Center

- Under development by Invenergy and located in Antelope and Wheeler Counties, Nebraska
- Expected total investment: $381 million for a 90% ownership interest
- Expected returns are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits
- 12-year offtake agreement with AT&T for 100% of the energy produced
- Projected in service date: 2021

WEC Energy Group

Infrastructure Investment

Blooming Grove Wind Farm

94 GE wind turbines with a capacity of ~250MW



- Under development by Invenergy and located in McLean County, Illinois
- Expected total investment: $389 million for a 90% ownership interest
- Expected returns are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits
- 12-year offtake agreements with Verizon and Saint-Gobain North America for 100% of the energy produced
- Subject to FERC approval
- Projected in service date: End of 2020

WEC Energy Group

Coyote Ridge Wind Farm

39 GE wind turbines with a capacity of ~97 MW


ND
MN
COYOTE RIDGE
SD
NE
IA

- Built by Avangrid Renewables in Brookings County, South Dakota, within MISO footprint
- Total investment: $145 million for an 80% ownership interest and substantially all of the tax benefits
- Expected returns are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits
- 12-year offtake agreement with Google Energy LLC for 100% of the energy produced
- Commercial operation was achieved on December 20, 2019

WEC Energy Group

Infrastructure Investment

Upstream Wind Energy Center

81 GE wind turbines with a capacity of ~200 MW



- Built by Invenergy and located in Antelope County, Nebraska
- Total Investment: $307 million for a 90% ownership interest
- Expected to provide returns that are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Qualifies for 100% bonus depreciation and production tax credits
- 10-year offtake agreement with affiliate of an A-rated publicly traded company (Allianz)
- Acquisition of the initial 80% interest closed on January 10, 2019
- Incremental 10% ownership interest closed on April 8, 2020

Infrastructure Investment

Bishop Hill III Wind Energy Center

53 GE wind turbines with a capacity of ~132 MW



- Developed by Invenergy and placed into service in May 2018
- Located in Henry County, Illinois
- Total investment: $166 million for a 90% ownership interest
- Expected to provide returns that are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits
- 22-year offtake agreement with a current wholesale customer, WPPI Energy
- Acquisition of the initial 80% interest closed on August 31, 2018
- Incremental 10% ownership interest closed on December 5, 2018

"Delivering" the Future

Project Highlights






Rr13½
KILOWATTHOURS
240V3W • FM2S Kh7.2

Electric Redesign/ Resilience

- Major investments planned to address aging infrastructure
- Expect to spend $2.8 billion over the next 5 years on electric delivery
- Committed to delivering the future with infrastructure that will enhance efficiencies and reduce operating costs
- Installing 2,200 miles of underground circuits to replace troublesome overhead lines, and adding distribution automation equipment through our System Modernization and Reliability Project at WPS

Natural Gas System Modernization

Illinois

- Modernizing Chicago's natural gas infrastructure with expected replacement of 2,000 miles of piping for safety and reliability
- Project $280-300 million annual average investment
- Illinois law authorizes rider through 2023

Wisconsin

- Increasing quantity and reliability of natural gas service in Southeastern Wisconsin

Technology Enhancements

- Advanced metering program uses integrated system of smart meters to enable two-way communication between utilities and customers
- Upgrading We Energies customer information system
- Project to spend ~ $1.2 billion (2020 – 2024) across our service territory

WEC Energy Group

Power the Future Investments[1]

	Natural Gas	Coal
Capacity	1,090 MW	1,030 MW [2]
Investment	$664 million	$2 billion [2]
ROE	12.7%	12.7%
Equity	53%	55%
In Service Dates	Unit 1 – July 2005 Unit 2 – May 2008	Unit 1 – February 2010 Unit 2 – January 2011
Lease Terms	25 years	30 years
Cost Per Unit of Capacity	$609/kW	$1,950/kW

1. PTF provides approximately $200 million in positive cash flow annually.
2. All capacity and investment amounts reflect WEC ownership only.
   Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement.

$15.0 billion projected capital spend from 2020-2024

Capital Plan Drives 5% to 7% EPS Growth



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$3,322
$212
$654
$118
$785
$507
$623
$423
$3,361
$286
$381
$113
$625
$778
$568
$610
$2,870
$305
$180
$87
$587
$619
$541
$551
$2,790
$255
$315
$81
$580
$453
$662
$444
$2,658
$199
$308
$81
$621
$403
$697
$349
2020
2021
2022
2023
2024
ATC Investment
Energy Infrastructure
MERC/MGU
Illinois
WI/MI Gas Delivery*
WI/MI Electric Delivery
WI/MI Generation**

Depreciation at the utilities expected to average $1 billion annually, and $127 million at ATC, over the 2020-2024 period

* Gas Delivery includes capital spend at Bluewater
** Generation includes capital spend at We Power

WEC Energy Group

By Company

Capital Plan Projections *($ in millions)*

	2020	2021	2022
Wisconsin Electric	$701.9	$1,189.5	$926.7
Wisconsin Gas	184.8	267.7	268.2
Wisconsin Public Service	579.3	405.1	409.1
Upper Michigan Energy Corp	16.0	18.8	26.5
Wisconsin Segment	**1,482.0**	**1,881.1**	**1,630.5**
Peoples Gas	721.0	563.4	523.4
North Shore Gas	58.0	56.0	63.3
Illinois Segment	**779.0**	**619.4**	**586.7**
Minnesota Energy Resources Corp	73.0	56.6	50.4
Michigan Gas Utilities	44.4	55.0	37.0
Other States Segment	**117.4**	**111.6**	**87.4**
WE Power	25.4	40.9	75.8
Infrastructure Investments*	681.1	399.8	182.2
Nonutility Energy Infrastructure	**706.5**	**440.7**	**258.0**
Corporate and Other	**24.6**	**22.7**	**2.7**
Total	**$3,109.5**	**$3,075.5**	**$2,565.3**

* Infrastructure investments include capital spend at Bluewater as reported in form 10-K

Diverse Portfolio of Regulated Businesses


By Business
Gas Distribution 33%
FERC Regulated 14%
Electric Generation and Distribution 53%


By Jurisdiction
MI/MN 5%
IL 16%
FERC 14%
WI 65%

Based on 2019 average asset base.
Excludes wind investments in our Energy Infrastructure segment

WEC Energy Group

Composition of Asset Base

Total 2019 Average Asset Base of $21.4 billion

Company	Asset Base - $B	% of Total
Wisconsin Electric	$6.3	29.4%
Wisconsin Gas	1.5	7.0
Wisconsin Public Service	3.4	15.9
Upper Michigan Energy Resources	0.4	1.9
Peoples Gas	3.0	14.0
North Shore Gas	0.3	1.4
Minnesota Energy Resources	0.3	1.4
Michigan Gas Utilities	0.3	1.4
We Power	3.0	14.0
Bluewater	0.2	1.0
WEC Infrastructure	0.4	1.9
American Transmission Company	2.3	10.7
Total	**$21.4**	**100%**

Note: We Power value represents investment book value

Balanced Sales Mix

2019 Retail MWh Deliveries Mix*



Small C&I
35%
Large C&I
35%
Residential plus Farm
30%

35% Large C&I by Segment	
Paper	23%
Foundry (SIC 33)	11%
Mining/Minerals	11%
Food/Agriculture	9%
Other Manufacturing	8%
Metal (SIC 34,35,37)	7%
Medical	5%
Education	4%
Chemical	4%
Printing	3%
Office	2%
Other	13%

*Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

WEC Energy Group

Wisconsin Segment

Longer-Term Sales Forecast Benefits from Regional Economic Growth



Sales Growth Forecast
(weather-normalized)

Year-over-Year

	2022 - 2024
Electric	1.2% - 1.5%
Gas	1.2% - 1.5%

WEC Energy Group

Foxconn in Wisconsin

FOXCONN®

Foxconn announced July 26, 2017, Wisconsin's largest economic development project and largest corporate attraction project in U.S. history, as measured by jobs.



- Expected capital investment by Foxconn of **$10 billion** dollars
- Goal of creating **13,000 jobs**, and an estimated **22,000 indirect jobs** created throughout Wisconsin
- Largest greenfield investment by a foreign-based company in U.S. history as measured by jobs
- One of the largest manufacturing campuses in the world
- Significant construction is underway
- North American headquarters in Milwaukee, and innovation centers in Green Bay, Eau Claire and Racine
- Operations expected to begin in 2020, ramping up through 2023

Source: inWisconsin.com

WEC Energy Group

Balance Sheet Remains Strong

Funds from Operations/Debt



19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
18.5%
16-18%
2019
2020-2024E

Holding Company Debt to Total Debt



30%
25%
20%
15%
10%
28%
Goal of 30% or Less
2019
2020-2024E

Electric and Gas Utilities Credit Ratings Distribution*



Utilities
150
125
100
75
50
25
0
AA - A
A-
BBB+
BBB
BBB-
Below Investment Grade

Utility	Rating
Wisconsin Electric	A-
Wisconsin Gas	A
Wisconsin Public Service	A-
Peoples Gas	A-

*Source: S&P Global Ratings (January 31, 2020)

WEC Energy Group

Quarterly EPS Earnings Drivers [1]


$0.74
$0.00
Primary Drivers:
↑ $0.07 Weather
↑ $0.04 Day to Day O&M[3]
↓ $0.04 D&A
↓ $0.06 All Other Margin[4]
↓ $0.01 Other
$0.03
Primary Driver:
↑ $0.03 FERC Order
$0.01
Primary Driver:
↑ $0.01 Production Tax Credits
$0.02
Primary Drivers:
Taxes and other, partially offset by Rabbi Trust[3, 5]
$0.76
2019 Q2 EPS
Utility Operations[2]
ATC
Energy Infrastructure
Corporate and Other
2020 Q2 EPS

(1) All amounts (other than actual quarter-end EPS results) are presented on an after tax basis assuming a statutory effective tax rate.
(2) Includes aggregate results across our Wisconsin, Illinois, Michigan and Minnesota utilities.
(3) O&M expense related to deferred compensation liabilities at the utilities substantially offset Rabbi Trust variance.
(4) Primarily includes rate relief and additional capital investment of $0.03, fuel of ($0.03), sales impacts from the COVID-19 pandemic of ($0.05), and other margin of ($0.01).
(5) Primarily includes Rabbi Trust performance of $0.02, tax items of ($0.03), and other of ($0.01).

WEC Energy Group

Rate-Making Parameters by Company

Utility	Equity Layer [1]	Authorized ROE
Wisconsin Electric	50.0%-55.0%	10.0%
Wisconsin Public Service	50.0%-55.0%	10.0%
Wisconsin Gas	50.0%-55.0%	10.2%
Peoples Gas	50.33%	9.05%
North Shore Gas	50.48%	9.05%
Minnesota Energy Resources	50.9%	9.7%
Michigan Gas Utilities	52%	9.9%
We Power	53%-55%	12.7%
American Transmission Company	50%	10.52%[2]

- Constructive regulatory environments
- Earnings sharing mechanism at all Wisconsin utilities

(1) Represents the equity component of capital; rates are set at the midpoint of any range
(2) Raised from 10.38% pursuant to FERC decision on May 21, 2020

Electric and Gas Rate Case Settlements

We Energies & Wisconsin Public Service

- PSCW approved the rate settlements in a final written order on December 19
- Authorized return on equity:
  - Wisconsin Electric – 10.0%
  - Wisconsin Gas – 10.2%
  - Wisconsin Public Service – 10.0%
- Capital structure equity component at all three utilities: 50.0% – 55.0%
  - Rates set using 52.5%
- Updated earnings sharing mechanism:

WE & WPS	WG	Treatment
10.00% – 10.25%	10.20% – 10.45%	No sharing
10.25% – 10.75%	10.45% – 10.95%	50/50 sharing
>10.75%	>10.95%	100% customer

- Wisconsin Electric, on July 20, 2020, filed an application for a financing order to securitize $100 million of the remaining book balance of the Pleasant Prairie Power Plant
- New rates were effective January 1, 2020

Key Rate Making Components

Area	Illinois–Gas	Minnesota–Gas	Michigan–Electric & Gas	Wisconsin–Gas	Wisconsin–Electric
Gas Pipeline Replacement Rider	PGL				
Bad Debt Rider	✓				
Bad Debt Escrow Accounting				Residential	Residential
Decoupling	✓	✓			
Fuel Cost Recovery	1 for 1 recovery of prudent fuel costs				+/- 2% band
Manufactured Gas Plant Site Clean Up Recovery	✓	✓	✓	✓	N/A
Invested Capital Tax Rider	✓				
Forward-looking test years	✓	✓	✓	2 years	2 years
Gas Utility Infrastructure Cost Rider Surcharge		✓			
Earnings sharing				No sharing on first 25 bp above allowed ROE, 50/50 on next 50bp, 100% to customers beyond 75 bp	

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Rebecca Valcq *Chair*	D	01/2019	03/2025
Ellen Nowak	R	12/2018	03/2023
Tyler Huebner	D	03/2020	03/2021

Illinois Commissioners			
Name	Party	Began Serving	Term Ends
Carrie Zalewski *Chair*	D	03/2019	01/2024
Sadzi Martha Oliva	R	01/2017	01/2022
D. Ethan Kimbrel	D	01/2018	01/2023
Maria Soledad Bocanegra	I	04/2019	01/2023
Michael Carrigan	D	01/2020	01/2025

Industry Leading Total Shareholder Returns*

Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry


400%
350%
300%
250%
200%
150%
100%
50%
0%
One-Year
Three-Year
Five-Year
Ten-Year
WEC Energy Group
Dow Jones Utilities
S&P Utilities
Philadelphia Utility
S&P Electric

* Total return including reinvested dividends for the periods ended December 31, 2019

Source: Bloomberg

Contact Information



M. Beth Straka

Senior Vice President – Investor Relations and Corporate Communications

Beth.Straka@wecenergygroup.com

414-221-4639



Ashley Knutson

Investor Relations Analyst

Ashley.Knutson@wecenergygroup.com

414-221-3339

WEC Energy Group

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP)

	2017	2016
Reported EPS – GAAP basis	$ 3.79	$ 2.96
Tax benefit related to Tax Cuts and Jobs Act of 2017	$ (0.65)	–
Acquisition Costs	–	$ 0.01
Adjusted EPS – Non-GAAP basis*	$ 3.14	$ 2.97

* WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017 as well as costs related to the acquisition of Integrys, neither of which is indicative of WEC Energy Group's operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company's operating performance. Management uses such measures internally to evaluate the company's performance and manage its operations.